SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): November 26, 2001


                         Commission file number: 1-12215




                         QUEST DIAGNOSTICS INCORPORATED
                               One Malcolm Avenue
                               Teterboro, NJ 07608
                                 (201) 393-5000




                                    DELAWARE
                            (State of Incorporation)


                                   16-1387862
                     (I.R.S. Employer Identification Number)



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Item 5.           Other Events.
                  ------------

                  On November 26, 2001, Quest Diagnostics Incorporated (the "Company") completed its previously announced public offering of $250 million of 1.75% contingent convertible debentures due 2021, which included the exercise by the Underwriters of the $25 million overallotment option. The Company will use the net proceeds from the offering, together with cash on hand, to repay amounts outstanding under its receivables credit facility. After this repayment, we will retain all of the secured borrowing capacity under our receivables credit facility, which will be available for working capital and other general corporate purposes and for the acquisition of businesses.

                  The proceeds from the debentures offering aggregated approximately $245 million after payment of the underwriting fee and bond discount, but before the payment of expenses related to the offering. The debentures offering was registered under the Securities Act of 1933, as amended, and was issued from the Company's existing shelf registration statements on Form S-3. The debentures were issued under an Indenture dated as of June 27, 2001, as supplemented by the First Supplemental Indenture dated as of June 27, 2001, and as further supplemented by the Second Supplemental Indenture dated as of November 26, 2001, in each case, among the Company, the Subsidiary Guarantors, and The Bank of New York, as trustee (the "Trustee"). The Indenture and the First Supplemental Indenture were filed as Exhibits 4.3 and 4.4, respectively, to the Company's Current Report or Form 8-K dated July 3, 2001, and the Second Supplemental Indenture is being filed as Exhibit 4.1 hereto. The Subsidiary Guarantors of the debentures are the same subsidiaries that guarantee the Company's 6-3/4% senior notes due 2006 and 7-1/2% senior notes due 2011. The "Subsidiary Guarantors" are Quest Diagnostics Holdings Incorporated, Quest Diagnostics Clinical Laboratories, Inc., Quest Diagnostics Incorporated (CA), Quest Diagnostics Incorporated (MD), Quest Diagnostics LLC, Quest Diagnostics Incorporated (MI), Quest Diagnostics Incorporated (CT), Quest Diagnostics Incorporated (MA), Quest Diagnostics of Pennsylvania Inc., MetWest Inc., Nichols Institute Diagnostics, DPD Holdings, Inc., Diagnostics Reference Services Inc., Laboratory Holdings Incorporated, Pathology Building Partnership, Quest Diagnostics Investments Incorporated and Quest Diagnostics Finance Incorporated. The debentures were sold pursuant to an underwriting agreement dated November 26, 2001 among the Company, the Subsidiary Guarantors and Banc of America Securities LLC, First Union Securities, Inc. and Credit Lyonnais Securities
(USA) Inc. (the "Underwriters"). The Underwriting Agreement and the Second Supplemental Indenture are attached hereto as Exhibits 1.1 and 4.1, respectively.

Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

                  (c) The following exhibits are filed as part of this report on Form 8-K:

                  1.1 Underwriting Agreement, dated November 19, 2001, among the Company, the Subsidiary Guarantors, and the Underwriters.

                  4.1 Second Supplemental Indenture, dated as of November 26, 2001, among the Company, the Subsidiary Guarantors, and the Trustee, which includes the form of the 1.75% contingent convertible debentures due 2021.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         QUEST DIAGNOSTICS INCORPORATED



Date:  November 27, 2001                 By:     /s/ Leo C. Farrenkopf, Jr.
                                            -----------------------------------
                                            Name:    Leo C. Farrenkopf, Jr.
                                            Title:   Vice President, Secretary,
                                                     and Deputy General Counsel


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                                  EXHIBIT INDEX

Exhibit No.                Description
----------                 -----------

1.1 Underwriting Agreement, dated November 19, 2001, among the Company, the Subsidiary Guarantors, and the Underwriters.

4.1 Second Supplemental Indenture, dated as of November 26, 2001, among the Company, the Subsidiary Guarantors, and the Trustee, which includes the form of the 1.75% contingent convertible debentures due 2021.